RSI RETIREMENT TRUST

                            INTERNATIONAL EQUITY FUND

                         Supplement dated July 26, 2004
                      To Prospectus dated February 1, 2004

         On May 27, 2004, the Board of Trustees of RSI Retirement Trust (the "Trust"), including a majority of independent Trustees, approved a proposed sub-advisory agreement between Retirement System Investors Inc. ("Investors") and Julius Baer Investment Management LLC ("JBIM") relating to investment management of the International Equity Fund portfolio of the Trust. Effective July 26, 2004, JBIM replaces Bank of Ireland Asset Management (U.S.) Limited.

         JBIM was created in 1983 and is a wholly owned subsidiary of Julius Baer Securities Inc. ("JBS"), a broker-dealer. JBIM and JBS are part of the Julius Baer Group, founded in 1890, one of Switzerland's leading investment institutions, managing assets for institutional and private clients around the world. JBIM is headquartered at 330 Madison Avenue, New York, NY 10017, has a branch in London (U.K.) and an office in Los Angeles. JBIM manages approximately $16 billion, including $9 billion in international equities, and employs a team investment approach. Final investment decisions are made by Richard Pell, Chief Investment Officer, together with Rudolf-Riad Younes, CFA, Head of International Equity.

         JBIM was selected as a sub-adviser for the International Equity Fund pursuant to a "manager of managers" order issued by the Securities and Exchange Commission on June 4, 2004. Pursuant to that order, Investors is responsible for selecting, monitoring and, if necessary, replacing one or more sub-advisers to the Trust, subject to approval by the Board of Trustees, but without unitholder approval. The Investment Advisory Agreement permitting Investors to use a "manager of managers" approach with respect to each investment fund of the Trust was approved by unitholders at the Trust's Annual Meeting on October 21, 2003. The hiring of JBIM by Investors is the first use of the "manager of managers" authority.

         Under the Investment Advisory Agreement, Investors receives an annual advisory fee of 0.80% on assets in the International Equity Fund portfolio. Of this amount, JBIM will receive an annual fee of 0.80% of the first $20 million of assets under management, 0.60% on the next $20 million of assets, 0.50% on the next $60 million of assets, and 0.40% on assets in excess of $100 million. Fees are payable as of the last day of each calendar quarter, based on the average of the portfolio asset value as of the last day of each month of each calendar quarter.

         In connection with the naming of JBIM as sub-adviser, the first sentence of the first paragraph under the heading International Equity Fund on page 19 of the Prospectus, listing countries the fund may invest in, is supplemented by the addition of the following: Bulgaria; China-Shanghai; China-Shenzhen; Czech Republic; Estonia; Euroclear; Hungary; Latvia; Lithuania; Poland; Russia; Slovakia and Slovak Republic.